Fair value measurements and Hedging	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value Measurements:

18.       Fair Value Measurements and Hedging:

The guidance for fair value measurements applies to all assets and liabilities that are being measured and reported on a fair value basis. This guidance enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. The same guidance requires that assets and liabilities carried at fair value should be classified and disclosed in one of the following three categories based on the inputs used to determine its fair value:

Level 1: Quoted market prices in active markets for identical assets or liabilities;

Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data;

Level 3: Unobservable inputs that are not corroborated by market data.

In addition, ASC 815, “Derivatives and Hedging” requires companies to recognize all derivative instruments as either assets or liabilities at fair value in the balance sheet.

Fair value on a recurring basis:

Interest rate swaps:

The Company enters into interest rate derivative contracts to manage interest costs and risk associated with changing interest rates with respect to its variable interest loans and credit facilities.

Due to (i) changes in the timing of delivery of some of the Company’s newbuilding vessels and, by extension, the timing of some of the forecasted transactions, (ii) changes in LIBOR curves, and (iii) the sale of some of the Company’s vessels in 2015 whose loans had been designated as hedged items, the Company determined that the “highly effective” criterion of the hedging effectiveness test for the then existing swaps with Goldman Sachs & Co. LLC (the “Goldman Sachs Swaps”) was not satisfied for the quarter ended June 30, 2015. Consequently, the hedging relationship related to the Goldman Sachs Swaps no longer qualified for cash flow hedge accounting, and as of April 1, 2015, the Company de-designated the cash flow hedge related to the Goldman Sachs Swaps. As a result, changes in the fair value of these swaps since the date of de-designation, April 1, 2015, were reported in earnings under “Gain / (Loss) on derivative financial instruments, net.” The amount already reported up to March 31, 2015 in “Accumulated other comprehensive income / (loss)” with respect to the corresponding swaps is reclassified to earnings when the hedged forecasted transaction impacts the Company’s earnings (i.e., when the hedged loan interest is incurred), except for amounts related to loans of sold or expected to be sold vessels which are being reclassified to earnings when sale is probable, since the forecasted transaction attributable to these vessels is no longer expected to occur. The amount reclassified into earnings during the years ended December 31, 2016, 2017 and 2018 was $570, $527 and $114 respectively.

All existing interest rates swaps as of December 31, 2017 matured during the year ended December 31, 2018 or were prepaid prior to their maturity through the refinancing of the corresponding debt. Therefore, all amounts previously recognized in Other Comprehensive Income / (Loss), deriving from the effective portion of unrealized gains/losses from the designated cash flow hedges have been reclassified into earnings.

Forward Freight Agreements and Bunker Swaps:

During the years ended December 31, 2016, 2017 and 2018, the Company entered into a certain number of FFAs on the Capesize, Panamax and Supramax indices. The results of the Company’s FFAs during the years ended December 31, 2016, 2017 and 2018 and the valuation of the Company’s open position as at December 31, 2017 and 2018 are presented in the tables below.

During the years ended December 31, 2017 and 2018, the Company also entered into a certain number of bunker swaps. The results of the Company’s bunker swaps and the valuation of the Company’s open position as at December 31, 2017 and 2018 are presented in the tables below.

The amount of Gain/ (Loss) on derivative financial instruments, forward freight agreements and bunker swaps recognized in the consolidated statements of operations are analyzed as follows:

	Year ended December 31,
	2016	2017	2018
Consolidated Statement of Operations
Gain/(loss) on derivative financial instruments, net
Unrealized gain/(loss) from the Goldman Sachs Swaps after de-designation of accounting hedging relationship (April 1, 2015)	$2,974	$2,802	$140
Realized gain/(loss) from the Goldman Sachs Swaps after de-designation of accounting hedging relationship (April 1, 2015)	(5,048)	(2,556)	(141)
Write-off of unrealized losses related to forecasted transactions which are no longer considered probable reclassified from other comprehensive income/(loss)	(42)	-	708
Ineffective portion of cash flow hedges	-	-	-
Total Gain/(loss) on derivative financial instruments, net	$(2,116)	$246	$707

Interest and finance costs
Reclassification adjustments of interest rate swap loss/(gain) transferred to Interest and finance costs from Other comprehensive income/(loss) (Note 8)	(1,252)	(852)	3
Total Gain/(loss) recognized	$(1,252)	$(852)	$3

Gain/(loss) on forward freight agreements and bunker swaps
Realized gain/(loss) on forward freight agreements	370	(877)	(599)
Realized gain/(loss) on bunker swaps	-	-	1,491
Unrealized gain/(loss) on forward freight agreements	41	(24)	520
Unrealized gain/(loss) on bunker swaps	-	60	(1,859)
Total Gain/(loss) recognized	$411	$(841)	$(447)

The following table summarizes the valuation of the Company’s financial instruments as of December 31, 2017 and 2018, based on Level 2 observable inputs of the fair value hierarchy.

	Significant Other Observable Inputs (Level 2)
	December 31, 2017	December 31, 2018
	(not designated as cash flow hedges)	(designated as cash flow hedges)	(not designated as cash flow hedges)	(designated as cash flow hedges)
ASSETS
Forward freight agreements - asset position	$ 17	-	$ 537	-
Bunker swaps - asset position	60	-	-	-
Interest rate swaps - asset position	-	-	-	-
Total	$ 77	-	$ 537	-
LIABILITIES
Forward freight agreements - liability position	$ -	-	-	-
Bunker swaps - liability position	-	-	1,799	-
Interest rate swaps - liability position	609	16	-	-
Total	$ 609	16	1,799	-

The carrying values of temporary cash investments, restricted cash, accounts receivable and accounts payable approximate their fair value due to the short-term nature of these financial instruments. The fair value of long-term bank loans and bareboat leases (Level 2), bearing interest at variable interest rates, approximates their recorded values as of December 31, 2018, due to the variable interest rate nature thereof.

The 2022 Notes have a fixed rate, and their estimated fair value as of December 31, 2017 and 2018, determined through Level 1 inputs of the fair value hierarchy (quoted price on NASDAQ under the ticker symbol SBLKZ), was approximately $50,640 and $49,800, respectively.

Fair value hedge designation

In order to mitigate its exposure to the foreign currency risk arising from its commitment for vessel upgrades denominated in Euro discussed in Note 16 c)3) above, in early April 2018 the Company converted some of its cash held in US dollars to Euro in an amount sufficient to cover 100% of its fixed orders for vessel upgrades and approximately 50% of its then optional orders for vessel upgrades. During the fourth quarter of 2018 an additional amount of cash in USD was converted to Euro in order to cover the orders for vessel upgrades. The total amount of Euro converted was approximately €70.8 million, of which approximately €20.5 million was related to the fixed orders at the time of designation. This amount is being held until the payments under the contracts for upgrades (or “unrecognized firm commitment”) are made. The Euro conversions corresponding to the fixed orders at that time were designated, on April 3, 2018, as a fair value hedge with the portion of the unrecognized firm commitment corresponding to the fixed orders being the “hedged item” and the Euro deposits corresponding to the fixed orders being the “Hedging Instrument”. Because the critical terms (currency, timing, and notional amounts) of the hedged item and the hedging instrument match in all material respects, the hedge is considered to highly offset changes in the fair value of the unrecognized firm commitment attributable to changes in the USD/Euro exchange rates. The foreign exchange loss recognized from the re-measurement of the total Euro conversions discussed above during the year ended December 31, 2018 was $3,159 and is included in “Interest and other income/(loss)” in the consolidated statement of operations. The cumulative amount of fair value hedging adjustment that is attributable to the aforementioned hedge during the year ended December 31, 2018 was $1,609 and is reflected within “Vessels and other fixed assets, net”, in the consolidated balance sheet, following the recognition of the corresponding firm commitment during the year. The corresponding gain of $1,609 recognized from April 3, 2018 to December 31, 2018 is recorded within “Interest and other income/(loss)” in the consolidated statement of operations. The ineffective portion of the aforementioned hedge as of December 31, 2018 was $39 and is reflected within “Interest and other income/(loss)” in the consolidated statement of operations. As of December 31, 2018, the entire amount of €20.5 million Euro conversions associated with this hedging relationship had been used.

Fair value on a nonrecurring basis

The Company reviewed, in 2016, 2017 and 2018 the recoverability of the carrying amount of its vessels. As further disclosed in Note 5, during 2016 the Company recognized an impairment loss of $18,537 related to the sale of two operating vessels and the termination of two newbuilding contracts during the year. The carrying value of the sold vessels was written down to their fair value as determined by reference to their agreed sale prices (Level 2). In addition pursuant to the Company’s impairment analysis for its entire fleet, as at December 31, 2016, using the same framework that was used in the previous years, which is described in Note 2(n), the Company recognized an additional impairment loss of $10,684. The carrying value of the respective vessels was written down to their fair value as determined by reference to the vessel valuations of independent shipbrokers as of as of December 31, 2016 (Level 2).

The table following table summarizes the valuation of these assets measured at fair value on a non-recurring basis as of December 31, 2016:

Long-lived assets held and used	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3) Impairment loss	Impairment loss
Vessels, net	$ -	$ 12,700	$ -	$ 10,684
TOTAL	$ -	$ 12,700	$ -	$ 10,684

The Company’s impairment analysis as of December 31, 2017, indicated that the carrying amount of the Company’s vessels, was recoverable, and therefore, the Company concluded that no impairment charge, was necessary.

In addition, as further disclosed in Note 5, during 2018 the Company recognized an impairment loss of $17,784 related to the agreed and intended sale of three operating vessels. The carrying value of the sold vessels was written down to the fair value as determined by reference to their agreed or negotiated sale prices (Level 2).

The table following table summarizes the valuation of these assets measured at fair value on a non-recurring basis as of December 31, 2018:

Long-lived assets held and used	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3) Impairment loss	Impairment loss
Held for sale	$ -	$ 5,949	$ -	$ 1,606
Vessels, net	$ -	$ 14,893	$ -	$ 16,178
TOTAL	$ -	$ 20,842	$ -	$ 17,784